EXHIBIT 10.32
Summary of Resolutions
     The attached resolutions provide for an amendment to the Company’s Supplemental Savings Plan to change the vesting schedule for employer contributions to a graded 5 year schedule (from a graded 7 year schedule) for participants who terminate employment after August 14, 2008.

RESOLUTIONS OF THE BOARD OF DIRECTORS
OF FERRELL COMPANIES, INC.
(the “Company”)
     WHEREAS, the Company maintains the Ferrell Companies, Inc. Supplemental Savings Plan (collectively, the “Plan”); and
     WHEREAS, it is desirable to amend the Plan; and
     NOW THEREFORE, IT IS RESOLVED, that Plan is hereby amended to change the vesting schedule applicable to employer contributions with respect to Plan participants whose termination date occurs after August 14, 2008 to the following schedule (with service determined based on the participant’s anniversary date):

Years of Service	Percentage Vested
Less than 1	0%
1 but less than 2	20%
2 but less than 3	40%
3 but less than 4	60%
4 but less than 5	80%
5 or more	100%
     and further;
     RESOLVED, that the officers of the Company, or any one of them, be and they are hereby authorized and empowered to execute and deliver any and all documents and instruments deemed necessary or appropriate by such officers, and to take any and all such further action, in the name of and on behalf of the Company which any of such officers determines to be necessary or appropriate in order to effectuate the general intent of the foregoing resolution, the signature of any such officer being conclusive evidence of such authority; and further
     RESOLVED, that any and all actions heretofore or hereafter taken by any officer, agent or employee of the Company within the terms of the foregoing resolutions be and they hereby are ratified, confirmed, authorized and approved as the act and deed of the Company; and further
     RESOLVED, that any officer of the Company be, and each of them hereby is, authorized and empowered to certify on behalf of the Company as to all matters pertaining to the acts, transactions or agreements contemplated in any of the foregoing resolutions.